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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 6, 2005

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                   Pennsylvania                            000-23157                          22-3527763
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
(State or other jurisdiction of incorporation)      (Commission File Number)      (IRS Employer Identification No.)

             130 A.C. Moore Drive, Berlin, NJ                                                   08009
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         (Address of principal executive offices)                                             (Zip Code)
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        Registrant's telephone number, including area code (856) 768-4930

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

            On January 6, 2004, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report.

            The press release includes earnings per share and net income which exclude the impact of the Company's change in accounting for cooperative advertising, which is a non-GAAP financial measure. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States of America.

            Management uses earnings per share and net income without the accounting change as a financial measure to assess the performance of the Company's business. Management also believes that providing this information to investors assists investors in analyzing and benchmarking the performance and value of the Company's business.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        A.C. MOORE ARTS & CRAFTS, INC.


Date: January 6, 2005                    By: /s/ Leslie H. Gordon
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                                             Name:  Leslie H. Gordon
                                             Title: Executive Vice President
                                                    and Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.               Description
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  99.1                    Press Release dated January 6, 2005.

                                       2